Exhibit 99.1
     Attached is certain unaudited financial data for each of the fiscal quarters during the years ended December 31, 2004 and 2005 and the first, second and third quarters of the year ending December 31, 2006. In the opinion of management, such unaudited financial data reflects all adjustments, which include only normal and recurring adjustments, necessary to present fairly the information shown. The results indicated in unaudited financial data for quarterly periods in the year ending December 31, 2006 are not necessarily indicative of the results to be expected for the year ending December 31, 2006 or for any other future quarterly or annual period.

CAPELLA EDUCATION COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
	2005	2005	2005	2005	2006	2006	2006
		(Unaudited)				(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$9,173	$15,567	$9,299	$13,972	$13,755	$6,463	$6,976
Restricted cash	391	327	177	—	—	—	—
Short-term marketable securities	46,462	46,762	56,210	58,161	59,968	68,601	70,458
Accounts receivable, net	5,278	5,157	6,425	7,720	7,161	7,540	7,695
Prepaid expenses and other current assets	2,677	3,539	4,690	4,758	3,418	4,083	5,689
Deferred income taxes	1,486	1,368	1,374	1,243	1,250	1,252	1,242

Total current assets	65,467	72,720	78,175	85,854	85,552	87,939	92,060
Property and equipment, net	12,357	14,926	14,961	19,559	21,587	24,642	26,409
Deferred income taxes	5,512	4,250	2,954	1,149	1,334	1,710	1,805

Total assets	$83,336	$91,896	$96,090	$106,562	$108,473	$114,291	$120,274

LIABILITIES, REDEEMABLE PREFERRED STOCK AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$1,818	$1,335	$1,914	$4,222	$4,369	$3,495	$3,004
Accrued liabilities	14,093	15,761	15,530	17,223	16,248	17,245	19,103
Income taxes payable	122	61	—	—	1,136	3,598	2,601
Deferred revenue	6,697	6,842	8,725	8,044	8,540	6,671	9,422
Notes payable and current portion of capital lease obligations	196	779	773	2,647	1,676	1,205	481

Total current liabilities	22,926	24,778	26,942	32,136	31,969	32,214	34,611
Deferred rent				2,366	2,229	2,093	1,957
Notes payable and capital lease obligations	—	236	—	—	11	10	9

Total liabilities	22,926	25,014	26,942	34,502	34,209	34,317	36,577
Redeemable preferred stock:
Class E Redeemable Convertible Preferred Stock, $0.01 par value:
Authorized shares — 2,596
Issued and outstanding shares — 2,596
Redemption value — $37,000	34,985	34,985	34,985	34,985	34,985	34,985	34,985
Class G Redeemable Convertible Preferred Stock, $0.01 par value:
Authorized shares — 2,185
Issued and outstanding shares — 2,185
Redemption value — $24,292	22,661	22,661	22,661	22,661	22,661	22,661	22,661

Total redeemable preferred stock	57,646	57,646	57,646	57,646	57,646	57,646	57,646
Shareholders’ equity (deficit):
Class A Convertible Preferred Stock, $1.00 par value:
Authorized shares — 3,000
Issued and outstanding shares — 2,810	2,810	2,810	2,810	2,810	2,810	2,810	2,810
Class B Convertible Preferred Stock, $2.50 par value:
Authorized shares — 1,180
Issued and outstanding shares — 460	1,150	1,150	1,150	1,150	1,150	1,150	1,150
Class D Convertible Preferred Stock, $4.50 par value:
Authorized shares — 1,022
Issued and outstanding shares — 1,022	4,600	4,600	4,600	4,600	4,600	4,600	4,600
Common stock, $0.10 par value:
Authorized shares — 100,000
Issued and outstanding shares — 2,431 at December 31, 2005 and 2,556 at September 30, 2006	210	244	245	243	248	255	255
Additional paid-in capital	5,275	9,355	9,414	9,308	9,882	12,541	13,189
Deferred compensation	(46)	(40)	(33)	—	—	—	—
Accumulated other comprehensive income (loss)	—	(4)	(10)	(8)	(25)	(36)	(2)
Retained Earnings (accumulated deficit)	(11,235)	(8,879)	(6,674)	(3,689)	(2,047)	1,008	4,049

Total shareholders’ equity (deficit)	2,764	9,236	11,502	14,414	16,618	22,328	26,051

Total liabilities, redeemable preferred stock and shareholders’ equity (deficit)	$83,336	$91,896	$96,090	$106,562	$108,473	$114,291	$120,274

CAPELLA EDUCATION COMPANY
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)

	Three Months Ended				Three Months Ended				Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
	2004	2004	2004	2004	2005	2005	2005	2005	2006	2006	2006
		(Unaudited)				(Unaudited)				(Unaudited)
Revenues	$26,488	$28,321	$28,040	$34,840	$34,610	$35,408	$37,303	$41,919	$41,858	$43,518	$43,902

Costs and expenses:
Instructional costs and services	13,873	14,872	13,830	16,275	16,217	17,780	18,221	19,025	20,375	20,967	20,131
Selling and promotional	8,251	8,704	8,805	9,329	10,136	10,529	11,883	13,075	14,309	13,264	14,967
General and administrative	2,981	2,972	3,258	4,674	4,112	3,576	4,274	5,539	5,290	5,084	4,741

Total costs and expenses	25,105	26,548	25,893	30,278	30,465	31,885	34,378	37,639	39,974	39,315	39,839

Operating income	1,383	1,773	2,147	4,562	4,145	3,523	2,925	4,280	1,884	4,203	4,063
Other income, net	129	131	193	271	372	526	627	781	916	1,055	1,123

Income before income taxes	1,512	1,904	2,340	4,833	4,517	4,049	3,552	5,061	2,800	5,258	5,186
Income tax expense (benefit)	46	12	30	(8,284)	1,812	1,693	1,348	2,076	1,158	2,203	2,145

Net income	$1,466	$1,892	$2,310	$13,117	$2,705	$2,356	$2,204	$2,985	$1,642	$3,055	$3,041

Net income per common share:
Basic	$0.13	$0.17	$0.21	$1.17	$0.24	$0.21	$0.19	$0.26	$0.14	$0.26	$0.26

Diluted	$0.13	$0.16	$0.20	$1.11	$0.23	$0.20	$0.18	$0.25	$0.14	$0.25	$0.25

Weighted average number of common shares outstanding:
Basic	11,088	11,166	11,241	11,258	11,271	11,391	11,614	11,622	11,653	11,689	11,731

Diluted	11,330	11,509	11,726	11,827	11,845	11,932	12,058	12,045	11,988	12,013	12,063

CAPELLA EDUCATION COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
(In thousands)

	Three Months Ended				Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
	2005	2005	2005	2005	2006	2006	2006
		(Unaudited)				(Unaudited)
OPERATING ACTIVITIES:
Net income	$2,705	$2,356	$2,204	$2,985	$1,642	$3,055	$3,041
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for bad debts	437	382	745	699	422	782	822
Depreciation and amortization	1,515	1,604	1,556	1,799	2,059	2,037	1,950
Amortization of investment discount/premium	(1)	(42)	(54)	(61)	(40)	(50)	(149)
Gain on disposal of assets	(35)	—	—	—	—	—	—
Asset impairment	49	2	20	85	7	15	1
Loss realized on sale of marketable securities	—	—	—	—	2	2	(1)
Stock-based compensation	—	—	—	—	784	1,323	613
Noncash equity-related expense	357	320	301	403	286	(60)	(2)
Excess tax benefits from stock-based compensation	—	—	—	—	—	(28)	—
Deferred income taxes	1,597	1,380	1,290	1,936	(178)	(371)	(105)
Changes in operating assets and liabilities:
Accounts receivable	163	(262)	(2,013)	(1,994)	137	(1,161)	(977)
Prepaid expenses	379	(637)	(1,004)	853	1,170	(665)	(1,606)
Accounts payable	(1,633)	(275)	522	1,068	74	(1,034)	(1,313)
Accrued liabilities	1,303	834	805	705	(1,691)	383	3,505
Income taxes payable	(18)	(60)	(202)	(12)	1,308	2,500	(997)
Deferred rent	—	—	—	2,366	(137)	(136)	(136)
Deferred revenue	171	145	1,883	(681)	496	(1,869)	2,751

Net cash provided by operating activities	6,989	5,747	6,053	10,151	6,341	4,723	7,397

INVESTING ACTIVITIES:
Capital expenditures	(1,269)	(1,989)	(2,815)	(3,006)	(3,817)	(2,778)	(4,537)
Purchases of short-term investments	(4,462)	(17,213)	(24,680)	(13,524)	(62,953)	(52,656)	(48,173)
Sales of short-term investments	2,500	16,950	15,275	11,635	61,159	44,054	46,519

Net cash used in investing activities	(3,231)	(2,252)	(12,220)	(4,895)	(5,611)	(11,380)	(6,191)

FINANCING ACTIVITIES:
Payments on capital lease obligations	(126)	(115)	(52)	(21)	(8)	(1)	(2)
Payments on notes payable	—	(234)	(260)	(470)	(726)	(726)	(726)
Change in restricted cash	—	64	150	177	—	—	—
Excess tax benefits from stock-based compensation	—	—	—	—	—	28	—
Proceeds from exercise of stock options	41	165	61	11	209	64	31
Proceeds from exercise of warrants	20	3,019	—	—	—	—	—
Repurchase of stock options	—	—	—	—	(412)	—	—
Employee Stock Ownership Plan distributions	—	—	—	(280)	(10)	—	4

Net cash provided by (used in) financing activities	(65)	2,899	(101)	(583)	(947)	(635)	(693)

Net increase (decrease) in cash and cash equivalents	3,693	6,394	(6,268)	4,673	(217)	(7,292)	513
Cash and cash equivalents at beginning of period	5,480	9,173	15,567	9,299	13,972	13,755	6,463

Cash and cash equivalents at end of period	$9,173	$15,567	$9,299	$13,972	$13,755	$6,463	$6,976